UNITED STATES
                 SECURITIES AND EXCHANGE COMMISSION
                       WASHINGTON, D.C. 20549

                      ------------------------

                              FORM 8-K

                           CURRENT REPORT

               PURSUANT TO SECTION 13 OR 15(d) OF THE
                   SECURITIES EXCHANGE ACT OF 1934

          DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)

                         SEPTEMBER 10, 2001

                              000-20995
                      (COMMISSION FILE NUMBER)

                      ------------------------

                     EDGE TECHNOLOGY GROUP, INC.
       (Exact name of registrant as specified in its charter)

                 DELAWARE                 13-3778895
   (Jurisdiction of Incorporation)    (I.R.S. Employer ID Number)


          6611 HILLCREST ROAD, NO. 223, DALLAS, TEXAS 75205
              (Address of principal executive offices)

                            214-999-2245
                   (Registrant's telephone number)

        901 YAMATO ROAD, SUITE 175, BOCA RATON, FLORIDA 33431
   (Former name or former address, if changed since last report.)

Item 2. Acquisition or Disposition of Assets.

Disposition of Assets.

On September 10, 2001, Edge Technology Group, Inc. (the "Company") closed the previously-announced sale to Visual Edge, Inc. ("Visual Edge") of the assets related to our "One-on-One with Greg Norman" golf lesson CD-ROM and video production business (the "One-on-One Business") under an Asset Purchase and Assignment and Assumption Agreement dated as of July 24, 2001. Total consideration was $3,550,000 ($3,000,000 of which is royalties based upon future revenues), as further described below. Visual Edge is a newly-formed corporation not related to the Company; however, the executive officers of Visual Edge are former executive officers of the Company.

The assets sold to Visual Edge are located in Boca Raton, Florida, and consist primarily of:

* The Company's equipment, machinery, and inventory associated with the operation of the One-on-One Business.

* The Company's intellectual property or other proprietary rights and all business trademarks and associated goodwill and intellectual property necessary for developing, marketing, maintaining or licensing of services, or otherwise necessary for the operation of the One-on-One Business;

* The Company's accounts receivables accruing on or after April 1, 2001. Such receivables do not include any accounts receivables, awards or judgments in favor of or due to be paid to the Company that accrued prior to April 1, 2001.

* The Company's past and present mailing lists, customer lists, vendor lists, client lists, warranty information, standard forms of documents, manuals of operation or business procedures, and other similar information to the extent used or held for use in the operation of the One-on-One Business; and

* Any preferred vendor status held by the Company in relation to the One-on-One Business.

Consideration.

Consideration received consisted of:

     a) an initial cash payment of $300,000 (offset by $57,000 previously paid by Visual Edge for One-on-One Business expenses);

     b) a promissory note in the amount of $250,000 payable October 22, 2001, and bearing an interest rate of 8% per annum, secured by all of the assets of Visual Edge; and

     c) royalties not to exceed $3,000,000, payable as an increasing percentage of revenues increasing from 3% of the first $10,000,000 in total revenues of Visual Edge to 4% of the second $10,000 in total revenues of Visual Edge and to 5% of any additional total revenues of Visual Edge until total royalties of $3,000,000 have been paid to the Company.

Retained Assets.

     The Company will continue to conduct business operations focused on building a business comprising information technology consulting services, business process software applications and application service providers. Therefore, the intellectual property, fixed assets, personal property and leaseholds other than the One-on-One business were excluded from the sale to Visual Edge.


Item 7.  Financial Statements and Exhibits.

(b)  Pro Forma Financial Information

Pursuant to paragraph (b)(2) of Item 7 of Form 8-K, the Company hereby files the following unaudited pro forma financial information:

     *  Introductory Paragraphs.............................   3

     *  Pro forma Balance Sheet as of December 31, 2000
         (unaudited) .......................................   4

     *  Pro forma Statement of Operations for the Year Ended
         December 31, 2000 (unaudited)......................   5

     *  Pro forma Statement of Operations for the Period Ended
         June 30, 2001(unaudited)...........................   7

Introductory Paragraphs
-----------------------

     The following Unaudited Pro Forma Financial Information gives effect to the consummation of the Company's sale of substantially all of the assets of Edge Technology Group, Inc. (formerly Visual Edge Systems, Inc.) on December 31, 2000, in the case of the Unaudited Pro Forma Balance Sheet, and on January 1, 2000, in the case of the Unaudited Pro Forma Statements of Operations for the years ended December 31, 2000, and January 1, 2001, for the six months ended June 30, 2001.

The following Unaudited Pro Forma Financial Information is presented for illustrative purposes only and does not purport to be indicative of the Company's actual financial position or results of operations as of the date hereof, or as of or for any other future date, and is not necessarily indicative of what the Company's actual financial position or results of operations would have been had the sale ofs assets been consummated on the above-referenced dates, nor does it give effect to (i) any transactions other than the sale of assets described in the Notes to the Unaudited Pro Forma
Financial Information or (ii) the Company's results of operations since June 30, 2001.


                           Edge Technology Group, Inc.
                             Pro Forma Balance Sheet
                                December 31, 2000
                                   (Unaudited)
                                                 PRO FORMA           AS
                                     HISTORICAL ADJUSTMENT        ADJUSTED
                                    ---------------------------------------
CASH                                    169,846     243,000  (1)    230,029
                                                   (182,817) (2)
ACCOUNTS RECEIVABLE                      13,504           -          13,504
INVENTORY                                 9,096     (9,096)  (1)          -
PREPAID EXPENSES - ADVANCE                5,024     (5,024)  (1)          -
ROYALTIES
OTHER CURRENT ASSETS                     85,390           -          85,390
                                    ---------------------------------------
 TOTAL CURRENT ASSETS                   282,860      46,063         328,923
FIXED ASSETS, NET                        67,394     (64,916) (1)      2,478
INVESTMENT, RELATED PARTY             4,587,262           -       4,587,262
NOTE RECEIVABLE                       1,400,000     250,000  (1)  1,650,000
                                    ---------------------------------------
   TOTAL ASSETS                       6,337,516     231,147       6,568,663
ACCOUNTS PAYABLE                        390,991     (57,000) (1)    194,165
                                                   (139,826) (2)
ACCRUED EXPENSES                        345,011     (42,991) (2)    302,020
OTHER CURRENT LIABILITIES                73,496           -          73,496
                                    ---------------------------------------
    TOTAL CURRENT LIABILITIES           809,498    (239,817)        569,681
NOTES PAYABLE - RELATED PARTIES         839,000           -         839,000
COMMITMENTS AND CONTINGENCIES                 -           -               -
                                    ---------------------------------------
   TOTAL LIABILITIES                  1,648,498    (239,817)      1,408,681
COMMON STOCK                            160,163           -         160,163
ADDITIONAL PAID IN CAPITAL           37,978,720           -      37,978,720
DEFERRED STOCK OPTION COMPENSATION     (316,696)          -        (316,696)
ACUMULATED DEFICIT                  (33,133,169)     470,964 (1)(32,662,205)
                                    ---------------------------------------
   TOTAL STOCKHOLDERS' EQUITY        4,689,018      470,964       5,159,982
                                    ---------------------------------------

TOTAL LIABILITIES AND STOCKHOLDERS'
  EQUITY                             6,337,516      231,147       6,568,663


The accompanying notes are an integral part of this financial information.


                           Edge Technology Group, Inc.
                        Pro Forma Statement of Operations
                      For the Year Ended December 31, 2000
                                   (Unaudited)

                                                          PRO FORMA
                                             HISTORICAL   ADJUSTMENT         AS ADJUSTED
                                           ----------------------------------------------
SALES                                          1,222,331  (1,222,331)   (4)             -
COST OF SALES                                  1,102,800  (1,102,800)   (4)             -
                                           ----------------------------------------------
   GROSS PROFIT                                  119,531    (119,531)                   -
GENERAL AND ADMINISTRATIVE EXPENSES            2,312,631  (2,245,767)  (4)         66,864
SELLING AND MARKETING EXPENSES                   428,027    (428,027)  (4)              -
IMPAIRMENT OF ASSETS                             545,138           -              545,138
                                           ----------------------------------------------
   TOTAL OPERATING EXPENSES                    3,285,796  (2,673,794)             612,002
   OPERATING LOSS                             (3,166,265)  2,554,263             (612,002)
INTEREST INCOME                                   13,818      20,000   (3)         33,818
INTEREST EXPENSE                                (355,366)          -             (355,366)
LOSS ON SALE OF FIXED ASSETS                     (44,783)     44,783   (4)              -
LOSS ON CONVERSION                            (4,796,403)          -           (4,796,403)
AMORTIZATION OF DEFERRED FINANCING FEES          (85,866)          -              (85,866)
                                           ----------------------------------------------
    TOTAL OTHER INCOME(EXPENSE)               (5,268,600)     64,783           (5,203,817)
                                           ----------------------------------------------
    NET LOSS                                  (8,434,865)   2,619,04           (5,815,819)
PROVISION FOR PREFERRED STOCK DIVIDENDS         (524,760)          -             (524,760)
                                           ----------------------------------------------
   NET LOSS ATTRIBUTED TO COMMON
    STOCKHOLDERS                              (8,959,625)  2,619,046           (6,340,579)
Gain on sale of discontinued operations                    2,599,046   (4)
                                                          (2,599,046)  (5)

BASIC AND DILUTED LOSS PER SHARE             $     (1.16)                      $    (0.82)
WEIGTHED AVERAGE COMMON SHARES OUTSTANDING     7,695,198                        7,695,198


The accompanying notes are an integral part of this financial information.


                           Edge Technology Group, Inc.
                        Pro Forma Statement of Operations
                     For the six months Ended June 30, 2001
                                   (Unaudited)

                                                      PRO FORMA
                                        HISTORICAL   ADJUSTMENT       AS ADJUSTED
                                      -------------------------------------------
SALES                                      264,297     (264,297)  (4)
                                                                               -
COST OF SALES                               74,398      (74,398)  (4)
                                                                               -
                                      ------------------------------------------
   GROSS PROFIT                            189,899     (189,899)               -     -
                                      ------------------------------------------
GENERAL AND ADMINISTRATIVE EXPENSES        850,284     (760,188)          90,096
SELLING AND MARKETING EXPENSES              58,250      (45,461)  (4)     12,789
                                      ------------------------------------------
   TOTAL OPERATING EXPENSES                908,534     (805,649)         102,885
   OPERATING LOSS                         (718,635)     615,750         (102,885)
                                      ------------------------------------------
INTEREST INCOME                                981         (649)  (4)        332
                                                         10,000   (3)
INTEREST EXPENSE                           (37,350)            -         (37,350)
LOSS ON SALE OF FIXED ASSETS                  (362)          362  (4)          -
FINANCING FEES                              (5,705)        5,705  (4)          -
UNUSUAL AND NON-RECURRING EXPENSES         (64,437)       13,666  (4)    (50,771)
IMPAIRMENT OF ASSETS                    (2,495,954)       51,692  (4) (2,444,262)
    TOTAL OTHER INCOME(EXPENSE)         (2,602,827)       70,776      (2,532,051)
    NET LOSS                            (3,321,462)      686,526      (2,634,936)
PROVISION FOR PREFERRED STOCK
  DIVIDENDS                                      -             -               -
   NET LOSS ATTRIBUTED TO COMMON        (3,321,462)      686,526      (2,634,936)
  STOCKHOLDERS

Gain on sale of discontinued                             676,526  (4)
operations                                              (676,526) (5)


BASIC AND DILUTED LOSS PER SHARE       $     (0.21)                  $     (0.16)
WEIGTHED AVERAGE COMMON SHARES
  OUTSTANDING                           16,200,739                    16,200,739


The accompanying notes are an integral part of this financial information.

NOTES TO UNAUDITED PRO FORMA FINANCIAL INFORMATION


(1) To reflect the sale of certain assets to Visual Edge
    Purchaser in accordance with the Asset Purchase and Assignment and Assumption Agreement. As a result of the sale, the Company recognized a gain of $470,964.

(2) To reflect the required payment by the Company of certain payables and accrued liabilities in accordance with the purchase agreement.

(3) To reflect the accrued interest on the $250,000 note receivable at an annual interest rate of 8%, representing
    $20,000 for the year ending December 31, 2000 and $10,000 for the six months ended June 30, 2000.

(4) To reflect adjustments representing revenue and expenses related to assets sold by the Company and to reclassify the operating loss to discontinued operations as a result of the sale of assets per Accounting Principles Board Opinion No. 30.

(5) To eliminate the gain on sale of assets to reflect the transaction as if it had occurred at the beginning of the period.

(c) Exhibits

     Exhibit No.    Document Description

          2.1 Asset Purchase and Assignment and Assumption Agreement dated July 24, 2001, but effective September 10, 2001, between Edge Technology Group, Inc. and Visual Edge, Inc. (filed herewith)

                             SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of l934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        EDGE TECHNOLOGY GROUP, INC.
                                        (Registrant)

Date: SEPTEMBER 24, 2001
                                        By: /s/ David N. Pilotte
                                           ------------------------
                                           DAVID N. PILOTTE
                                           Executive Vice President
                                           and Chief Financial Officer